UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   November 13, 2003

EXX INC

(Exact name of registrant as specified in its charter)

Nevada	1-5654	88-0325271
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
organization)

1350 East Flamingo Road, Suite 300
Las Vegas, Nevada	89119-5263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 598-3223

Item 7.     Financial Statements and Exhibits

   (C)     Exhibits

     99.1 Earnings Press Release, dated November 13, 2003

Item 12.     Results of Operations and Financial Condition

On November 13, 2003, EXX INC (the “Registrant” issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 17, 2003

EXX INC

By:	/S/ DAVID A. SEGAL

Chairman of the Board
Chief Executive Officer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release, dated November 13, 2003